UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 2, 2006
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street — Suite 3300 P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-4321	36-0938600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On October 2, 2006, Commonwealth Edison Company (ComEd) issued an additional $115 million in principal amount of its First Mortgage 5.95% Bonds, Series 104, due August 15, 2016. See Item 2.03 below for a description of those Bonds and related agreements.
Section 2—Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On October 2, 2006, ComEd issued $115 million of its First Mortgage 5.95% Bonds, Series 104, due August 15, 2016, which were issued in addition to the $300 million of such bonds that were originally issued on August 28, 2006. The additional Bonds were issued pursuant to ComEd’s Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of September 15, 2006 (Supplemental Indenture). The Mortgage is a first mortgage lien on ComEd’s utility plant. ComEd will use the net proceeds from the sale of the additional Bonds, together with the proceeds of commercial paper borrowings, available cash balances, or a combination of both, to pay the following ComEd debt securities at maturity: $95,000,000 First Mortgage 8.25% Bonds, Series 76, due October 1, 2006; and $31,021,000 First Mortgage 8.5% Bonds, Series 78, due October 15, 2006. The additional Bonds were registered under the Securities Act of 1933, as amended, pursuant to ComEd’s Registration Statement on Form S-3 (Registration No. 333-133966), which was effective upon filing with the Securities and Exchange Commission on May 10, 2006.
The additional Bonds carry an interest rate of 5.95% per annum accruing from August 28, 2006. Interest is payable semi-annually on February 15 and August 15, commencing February 15, 2007. The additional Bonds are redeemable at any time at ComEd’s option at a “make-whole” redemption price calculated as provided in the Supplemental Indenture. A copy of the Supplemental Indenture, which confirms the terms of the additional Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
In connection with the issuance of the additional Bonds, Sidley Austin LLP provided ComEd with the legal opinion attached to this report as Exhibit 5.1.
A copy of the Underwriting Agreement dated September 25, 2006 among ComEd and Loop Capital Markets, LLC, and The Williams Capital Group, L.P., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this report.
* * * * *
Forward-Looking Statements
Except for the historical information contained herein, certain of the matters discussed in this report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by ComEd include those factors discussed herein, as well as the items discussed in (a) ComEd’s 2005 Annual Report on Form 10-K—ITEM 1A. Risk Factors, (b) ComEd’s 2005 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: ComEd—Note 17, and (c) other factors discussed in filings with the SEC by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report.

     ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.
Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-133966, as noted below:

Registration
8-K	Statement
Exhibit No.	Exhibit No.	Description
1.1	1-1-3	Underwriting Agreement dated September 25, 2006 among ComEd and Loop Capital Markets, LLC, and The Williams Capital Group, L.P., as representatives of the several underwriters named therein.

4.1	4-4-3	Supplemental Indenture dated as of September 15, 2006 from ComEd to BNY Midwest Trust Company, as trustee, and D.G. Donovan, as co-trustee.

5.1	5-1-4	Opinion dated October 2, 2006 of Sidley Austin LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer and Treasurer

October 2, 2006

EXHIBIT INDEX

Registration
8-K	Statement
Exhibit No.	Exhibit No.	Description
1.1	1-1-3	Underwriting Agreement dated September 25, 2006 among ComEd and Loop Capital Markets, LLC, and The Williams Capital Group, L.P., as representatives of the several underwriters named therein.

4.1	4-4-3	Supplemental Indenture dated as of September 15, 2006 from ComEd to BNY Midwest Trust Company, as trustee, and D.G. Donovan, as co-trustee.

5.1	5-1-4	Opinion dated October 2, 2006 of Sidley Austin LLP.